UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2018
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
As previously disclosed, on September 12, 2018, The Hershey Company (“Hershey”), B&G Foods, Inc. (the “Seller”) and the Selling Subsidiaries (as named therein), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”).
On October 17, 2018, pursuant to the Asset Purchase Agreement, and upon the terms and subject to the conditions thereof, Hershey completed the acquisition of certain assets and assumption of certain liabilities of the Pirate’s Booty, Smart Puffs and Original Tings businesses from the Seller and the Selling Subsidiaries (as named in the Asset Purchase Agreement) for a purchase price of $420.0 million in cash, subject to a post-closing adjustment based upon inventory at closing.
The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 2.1 to Hershey’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2018 and which is incorporated herein by reference.

Item 8.01.	Other Events.

On October 17, 2018, Hershey issued a press release announcing the closing of the transactions contemplated by the Asset Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and included by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
2.1
Asset Purchase Agreement, dated as of September 12, 2018, among The Hershey Company, B&G Foods, Inc. and the Selling Subsidiaries (as named therein) (incorporated by reference to Exhibit 2.1 to Hershey’s Current Report on Form 8-K filed September 13, 2018)*

	99.1	The Hershey Company Press Release dated October 17, 2018**

*	Previously filed.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: October 17, 2018	By:	/s/ Damien Atkins
Damien Atkins Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated as of September 12, 2018, among The Hershey Company, B&G Foods, Inc. and the Selling Subsidiaries (as named therein) (incorporated by reference to Exhibit 2.1 to Hershey’s Current Report on Form 8-K filed September 13, 2018)*

99.1	The Hershey Company Press Release dated October 17, 2018**

*	Previously filed.
**	Furnished herewith.